SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 26, 2003

August Technology Corporation

(Exact Name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

000-30637	41-1729485
(Commission File Number)	(I.R.S. Employer Identification Number)

4900 West 78th Street

Bloomington, MN 55435

(Address of Principal Executive Offices)       (Zip Code)

952-820-0080

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 9.                    Regulation FD Disclosure.

On February 26, 2003, August Technology Corporation issued a press release announcing its amended agreement with ASTI Holdings, Ltd. for the acquisition of Semiconductor Technologies and Instruments, Inc.  The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 7.  Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:

99            Press Release dated February 26, 2003

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2003

AUGUST TECHNOLOGY CORPORATION

	By:	/s/ David L. Klenk
David L. Klenk, President and Chief Operating Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

AUGUST TECHNOLOGY CORPORATION

EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
February 26, 2003	000-30637

EXHIBIT NO.                        ITEM

99                            Press Release dated February 26, 2003